EXHIBIT 99.1

Distribution Tables of Composition of Receivables as of July 31, 2012 (the Cut-off Date)

Set forth below is information as of July 31, 2012 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Receivables 2012-B Owner Trust on or about August 8, 2012. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.

Characteristics of Receivables as of the Cut-off Date:

Aggregate Principal Balance	$1,496,982,413.69
Number of Receivables	81,330
Average Principal Balance	$18,406.28
Range of Principal Balances	$2,000.00 to $61,629.52
Average Original Amount Financed	$25,036.80
Range of Original Amounts Financed	$4,830.12 to $64,971.17
Weighted Average APR	2.79%
Range of APRs	0.00% to 15.49%
Approximate Weighted Average Original Payments to Maturity	63 payments
Range of Original Payments to Maturity	12 to 72 payments
Approximate Weighted Average Remaining Payments to Maturity	50 payments
Range of Remaining Payments to Maturity	2 to 71 payments
Approximate Percentage by Principal Balance of Receivables with an Original Payment Term of 72 Months	38.79%
Approximate Non-Zero Weighted Average Credit Score(1)	764
Range of FICO® Scores(1)	620 to 886
Approximate Non-Zero Weighted Average Credit Score of Receivables with an Original Payment Term of 72 Months(1)	750
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles(2)	90.15% (New) 8.98% (Near-New) 0.87% (Used)
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles for Receivables with an Original Payment Term of 72 Months(2)	94.95% (New) 5.05% (Near-New) 0.00% (Used)
Approximate Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers(2)	85.03% (Nissan) 14.97% (Infiniti)

(1)	Excluding Receivables for which no FICO® score is available.
(2)	Percentages may not add to 100.00% due to rounding.

FICO® Score Distribution of the Receivables

Distribution by FICO® Score of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
620 – 650	2,840	3.49%	$45,165,502.31	3.02%
651 – 700	7,433	9.14	120,817,262.80	8.07
701 – 750	22,141	27.22	449,937,308.70	30.06
751 – 800	21,249	26.13	396,934,552.82	26.52
801 – 850	25,601	31.48	448,254,278.03	29.94
851 – 886	2,066	2.54	35,873,509.03	2.40

Total(1)	81,330	100.00%	$1,496,982,413.69	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by APR of the Receivables

Distribution by APR of the Receivables (%)	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
0.00 – 0.49	17,236	21.19%	$317,175,079.58	21.19%	785
0.50 – 0.99	7,511	9.24	137,037,423.65	9.15	762
1.00 – 1.99	12,162	14.95	242,750,522.23	16.22	764
2.00 – 2.99	13,863	17.05	254,679,109.36	17.01	778
3.00 – 3.99	10,496	12.91	189,992,194.76	12.69	764
4.00 – 4.99	6,073	7.47	112,989,373.79	7.55	760
5.00 – 5.99	5,088	6.26	100,514,978.24	6.71	740
6.00 – 6.99	3,525	4.33	62,239,585.29	4.16	729
7.00 – 7.99	2,484	3.05	38,083,617.69	2.54	730
8.00 – 8.99	1,551	1.91	22,821,698.64	1.52	694
9.00 – 9.99	778	0.96	10,242,663.08	0.68	678
10.00 – 10.99	271	0.33	4,185,476.12	0.28	650
11.00 – 11.99	170	0.21	2,664,407.08	0.18	640
12.00 – 12.99	73	0.09	933,844.23	0.06	637
13.00 – 13.99	27	0.03	405,147.55	0.03	639
14.00 – 14.99	21	0.03	255,380.35	0.02	642
15.00 – 15.49	1	0.00 (3)	11,912.05	0.00 (3)	675

Total (1)	81,330	100.00%	$1,496,982,413.69	100.00%	764

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® Score is available.
(3)	Less than 0.005% but greater than 0.000%.

Geographic Distribution of the Receivables(1)

Geographic Distribution of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Alabama	1,311	1.61%	$25,463,297.45	1.70%
Alaska	25	0.03	502,946.27	0.03
Arizona	1,867	2.30	35,347,753.79	2.36
Arkansas	1,016	1.25	19,404,619.55	1.30
California	12,207	15.01	222,655,454.59	14.87
Colorado	697	0.86	13,438,801.18	0.90
Connecticut	1,541	1.89	26,924,213.94	1.80
Delaware	279	0.34	4,994,606.90	0.33
District of Columbia	92	0.11	1,622,749.64	0.11
Florida	5,197	6.39	91,644,382.55	6.12
Georgia	2,817	3.46	52,006,851.16	3.47
Hawaii	426	0.52	8,023,560.68	0.54
Idaho	101	0.12	1,794,303.03	0.12
Illinois	3,821	4.70	69,680,000.77	4.65
Indiana	897	1.10	17,095,357.83	1.14
Iowa	512	0.63	9,473,830.40	0.63
Kansas	616	0.76	11,696,984.52	0.78
Kentucky	843	1.04	15,601,775.76	1.04
Louisiana	1,892	2.33	38,421,538.16	2.57
Maine	176	0.22	3,099,559.66	0.21
Maryland	2,022	2.49	37,519,595.63	2.51
Massachusetts	1,918	2.36	32,353,294.22	2.16
Michigan	785	0.97	14,084,821.39	0.94
Minnesota	798	0.98	14,936,045.70	1.00
Mississippi	1,431	1.76	27,284,311.41	1.82
Missouri	1,295	1.59	22,900,514.85	1.53
Montana	57	0.07	1,001,961.75	0.07
Nebraska	223	0.27	4,062,184.90	0.27
Nevada	1,115	1.37	22,226,602.74	1.48
New Hampshire	422	0.52	6,607,867.46	0.44
New Jersey	3,133	3.85	54,989,101.45	3.67
New Mexico	204	0.25	3,914,066.49	0.26
New York	4,210	5.18	76,086,977.72	5.08
North Carolina	2,203	2.71	40,082,898.97	2.68
North Dakota	55	0.07	1,041,588.68	0.07
Ohio	1,760	2.16	31,598,643.35	2.11
Oklahoma	992	1.22	18,864,396.78	1.26
Oregon	255	0.31	4,285,098.22	0.29
Pennsylvania	3,614	4.44	63,672,190.03	4.25
Rhode Island	175	0.22	2,700,764.68	0.18
South Carolina	802	0.99	13,860,676.30	0.93
South Dakota	55	0.07	1,019,427.46	0.07
Tennessee	2,783	3.42	52,936,280.61	3.54
Texas	10,076	12.39	193,268,972.61	12.91
Utah	342	0.42	7,365,356.97	0.49
Vermont	69	0.08	1,244,803.03	0.08
Virginia	2,281	2.80	41,663,237.04	2.78
Washington	706	0.87	13,669,746.16	0.91
West Virginia	470	0.58	9,172,234.29	0.61
Wisconsin	679	0.83	12,438,398.05	0.83
Wyoming	53	0.07	1,006,374.36	0.07
Other	14	0.02	231,392.56	0.02

Total(2)	81,330	100.00%	$1,496,982,413.69	100.00%

(1)	Based solely on the billing addresses of the Obligors as of the Cut-off Date.
(2)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Model of the Receivables

Distribution by Model of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Altima	18,750	23.05%	$337,630,532.28	22.55%
Rogue	12,940	15.91	253,091,306.03	16.91
G37	8,464	10.41	134,270,769.47	8.97
Murano	5,443	6.69	125,175,161.89	8.36
Sentra	7,397	9.10	103,277,498.02	6.90
Maxima	4,152	5.11	95,573,457.22	6.38
Versa	6,087	7.48	77,562,709.08	5.18
Juke	2,222	2.73	43,348,368.88	2.90
Pathfinder	1,378	1.69	31,029,994.16	2.07
Altima Coupe	1,556	1.91	30,562,718.62	2.04
Crew Cab	1,393	1.71	28,819,328.53	1.93
Titan	1,140	1.40	26,861,903.46	1.79
Armada	895	1.10	26,775,827.25	1.79
QX56	908	1.12	26,208,243.45	1.75
Xterra	1,290	1.59	24,912,028.76	1.66
M37	854	1.05	21,963,122.56	1.47
Frontier	1,097	1.35	18,833,661.11	1.26
370Z	569	0.70	16,756,221.82	1.12
Cube	906	1.11	12,367,768.85	0.83
Quest	474	0.58	10,809,242.25	0.72
G25	647	0.80	10,477,441.36	0.70
EX35	671	0.83	10,296,173.39	0.69
FX35	545	0.67	9,955,511.18	0.67
Other	1,552	1.91	20,423,424.07	1.36

Total(1)	81,330	100.00%	$1,496,982,413.69	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Vehicle Type of the Receivables

Distribution by Vehicle Type of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)
Car	50,681	62.32%	$856,488,496.25	57.21%
Crossover	21,855	26.87	442,696,022.80	29.57
SUV	4,551	5.60	110,149,890.74	7.36
Truck	3,681	4.53	75,353,936.00	5.03
Van	481	0.59	10,934,345.72	0.73
Other	81	0.10	1,359,722.18	0.09

Total(1)	81,330	100.00%	$1,496,982,413.69	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Original and Remaining Payments to Maturity of the Receivables

Distribution by Original Payments to Maturity of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
12	16	0.02%	$87,253.16	0.01%	825
13 to 24	178	0.22	1,519,540.83	0.10	809
25 to 36	7,599	9.34	94,140,847.48	6.29	807
37 to 48	3,264	4.01	44,736,953.15	2.99	793
49 to 60	39,116	48.10	711,025,180.37	47.50	770
61 to 64	3,711	4.56	64,730,474.94	4.32	747
65 to 72	27,446	33.75	580,742,163.76	38.79	750

Total(1)	81,330	100.00%	$1,496,982,413.69	100.00%	764

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® Score is available.

Distribution by Remaining Payments to Maturity of the Receivables	Number of Receivables	Percentage of Total Number of Receivables (%)	Cut-off Date Principal Balance ($)	Percentage of Aggregate Cut-off Date Principal Balance (%)	Non-Zero Weighted Average Credit Score(2)
2 to 24	8,915	10.96%	$92,018,231.88	6.15%	802
25 to 36	9,732	11.97	137,028,524.15	9.15	759
37 to 48	21,149	26.00	375,643,114.74	25.09	750
49 to 60	28,315	34.81	558,076,354.32	37.28	786
61 to 71	13,219	16.25	334,216,188.60	22.33	736

Total(1)	81,330	100.00%	$1,496,982,413.69	100.00%	764

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
(2)	Excluding Receivables for which no FICO® is available.